Exhibit 99.1

RENEWABLE TECHNOLOGY SOLUTIONS, INC.

FINANCIAL STATEMENTS

RENEWABLE TECHNOLOGY SOLUTIONS, INC.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and

Shareholders of Renewable Technology Solutions, Inc.

Opinion on the Financial Statements

We have audited the accompanying balance sheet of Renewable Technology Solutions, Inc. (the “Company”) as of September 30, 2018, and the related statements of operations, changes in stockholders’ deficit and cash flows for the period from inception (August 22, 2018) to September 30, 2018, and the related notes (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of September 30, 2018, and the results of its operations and its cash flows for the period from inception (August 22, 2018) to September 30, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Substantial Doubt about the Company’s Ability to Continue as a Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3, the Company has incurred net losses and negative cash flow from operations since inception. These factors, and the need for additional financing in order for the Company to meet its business plans raises substantial doubt about the Company’s ability to continue as a going concern. Our opinion is not modified with respect to that matter.

/s/ Accell Audit & Compliance, P.A.

We have served as the Company’s auditor since 2018.

Tampa, Florida
November 26, 2018

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RENEWABLE TECHNOLOGY SOLUTIONS, INC.

BALANCE SHEET

September 30, 2018
ASSETS
Current Assets:
Cash	$-
Total Assets	$-

LIABILITIES AND STOCKHOLDER’S DEFICIT
Current Liabilities:
Loan payable – related party	$204
Total Current Liabilities	204
Total Liabilities	204

Stockholder’s Deficit:
Common Stock, no par value, 1,000 shares authorized; 1,000 shares issued and outstanding	100
Accumulated deficit	(304)
Total Stockholder’s Deficit	(204)
Total Liabilities and Stockholder’s Deficit	$-

See Report of Independent Registered Public Accounting Firm and the accompanying notes to the financial statements.

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RENEWABLE TECHNOLOGY SOLUTIONS, INC.

STATEMENT OF OPERATIONS

From August 22, 2018 (date
of inception) through
September 30, 2018

Expenses:
General and administrative	304
Total expenses	304

Net Loss	$(304)

Loss per share, basic and diluted	$(0.30)
Weighted average shares outstanding, basic and diluted	1,000

See Report of Independent Registered Public Accounting Firm and the accompanying notes to the financial statements.

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RENEWABLE TECHNOLOGY SOLUTIONS, INC.

STATEMENT OF STOCKHOLDER’S DEFICIT

	Common Stock		Accumulated
	Shares	Amount	Deficit	Total
Balance at August 22, 2018 (date of inception)	-	$-	$-	$-

Common stock sold for cash	1,000	100	-	100

Net loss for the period ended September 30, 2018	-	-	(304)	(304)

Balance at September 30, 2018	1,000	$100	$(304)	$(204)

See Report of Independent Registered Public Accounting Firm and the accompanying notes to the financial statements.

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RENEWABLE TECHNOLOGY SOLUTIONS, INC.

STATEMENT OF CASH FLOWS

From August 22, 2018
(date of inception)
through
September 30, 2018
Cash flow from operating activities:
Net Loss	$(304)
Adjustments to reconcile net loss to net cash used in operating activities:
Changes in operating assets and liabilities:	-
Net cash used in operating activities	(304)

Cash flows used in investing activities:	-

Cash flows from financing activities:
Loans from a related party	204
Proceeds from sale of common stock – related party	100
Net cash provided by financing activities	300

Net increase in cash	-
Cash at beginning of period	-
Cash at end of period	$-

Supplemental Disclosures:
Cash paid during the period for:
Interest	$-
Income taxes	$-

See Report of Independent Registered Public Accounting Firm and the accompanying notes to the financial statements.

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RENEWABLE TECHNOLOGY SOLUTIONS, INC.

NOTES TO FINANCIAL STATEMENTS

September 30, 2018

NOTE 1 – ORGANIZATION AND DESCRIPTION OF BUSINESS

Renewable technology Solutions, Inc. (“RTS”, “Company”) was incorporated in the State of Tennessee on August 22, 2018. The Company was formed in order to conduct business in the sourcing and implementation of renewable energy technology.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The Company’s financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition

Revenue is recognized when a customer obtains control of promised goods or services and is recognized in an amount that reflects the consideration that an entity expects to receive in exchange for those goods or services. In addition, the standard requires disclosure of the nature, amount, timing, and uncertainty of revenue and cash flows arising from contracts with customers. The amount of revenue that is recorded reflects the consideration that the Company expects to receive in exchange for those goods. The Company applies the following five-step model in order to determine this amount: (i) identification of the promised goods in the contract; (ii) determination of whether the promised goods are performance obligations, including whether they are distinct in the context of the contract; (iii) measurement of the transaction price, including the constraint on variable consideration; (iv) allocation of the transaction price to the performance obligations; and (v) recognition of revenue when (or as) the Company satisfies each performance obligation.

The Company only applies the five-step model to contracts when it is probable that the entity will collect the consideration it is entitled to in exchange for the goods or services it transfers to the customer. Once a contract is determined to be within the scope of ASC 606 at contract inception, the Company reviews the contract to determine which performance obligations the Company must deliver and which of these performance obligations are distinct. The Company recognizes as revenues the amount of the transaction price that is allocated to the respective performance obligation when the performance obligation is satisfied or as it is satisfied. Generally, the Company's performance obligations are transferred to customers at a point in time, typically upon delivery.

Income taxes

The Company follows Section 740-10-30 of the FASB Accounting Standards Codification, which requires recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax assets and liabilities are based on the differences between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the fiscal year in which the differences are expected to reverse. Deferred tax assets are reduced by a valuation allowance to the extent management concludes it is more likely than not that the assets will not be realized. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the fiscal years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the Statements of Income in the period that includes the enactment date.

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The Company adopted section 740-10-25 of the FASB Accounting Standards Codification (“Section 740-10-25”) with regards to uncertainty income taxes.  Section 740-10-25 addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements.  Under Section 740-10-25, the Company may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position.  The tax benefits recognized in the financial statements from such a position should be measured based on the largest benefit that has a greater than fifty percent (50%) likelihood of being realized upon ultimate settlement. Section 740-10-25 also provides guidance on de-recognition, classification, interest and penalties on income taxes, accounting in interim periods and requires increased disclosures. The Company had no material adjustments to its liabilities for unrecognized income tax benefits according to the provisions of Section 740-10-25.

The Company’s year-end is December 31, 2018. The Company is expected to use a tax rate of 21% and to record a valuation allowance against any deferred tax assets that there may be as of December 31, 2018.

Recently issued accounting pronouncements

Topic 606, Revenue from Contracts with Customers, of the Financial Accounting Standards Board’s (FASB) Accounting Standards Codification (ASC). The guidance in ASC 606 was originally issued by the FASB in May 2014 in Accounting Standards Update (ASU) 2014-09, Revenue from Contracts with Customers (Topic 606). Since then, the FASB has issued several ASUs that have revised or clarified the guidance in ASC 606.

 On June 20, 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2018-07, Compensation—Stock Compensation (Topic 718): Improvements to Nonemployee Share-Based Payment Accounting. ASU 2018-07 is intended to reduce cost and complexity and to improve financial reporting for share-based payments to nonemployees (for example, service providers, external legal counsel, suppliers, etc.). Under the new standard, companies will no longer be required to value non-employee awards differently from employee awards. Meaning that companies will value all equity classified awards at their grant-date under ASC 718 and forgo revaluing the award after this date. The Company has chosen to early adopt this standard.

In January 2017, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) 2017-01, Business Combinations (Topic 805) Clarifying the Definition of a Business. The amendments in this update clarify the definition of a business with the objective of adding guidance to assist entities with evaluating whether transactions should be accounted for as acquisitions or disposals of assets or businesses. The definition of a business affects many areas of accounting including acquisitions, disposals, goodwill, and consolidation. The guidance is effective for interim and annual periods beginning after December 15, 2017 and should be applied prospectively on or after the effective date. The Company is in the process of evaluating the impact of this accounting standard update.

The Company has implemented all new accounting pronouncements that are in effect.  These pronouncements did not have any material impact on the financial statements unless otherwise disclosed, and the Company does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations.

NOTE 3 – GOING CONCERN

The Company’s financial statements have been prepared on a going concern basis, which assumes that the Company will be able to realize its assets and discharge its liabilities and commitments in the normal course of business for the foreseeable future. The Company has just begun its operations and does not yet have operations or revenue to cover its operating expenses. These factors raise substantial doubt about the Company’s ability to continue as a going concern. The ability to continue as a going concern is dependent upon generating profitable operations in the future and/or to obtain the necessary financing to meet the Company’s obligations and repay its liabilities arising from normal business operations when they come due. Management intends to finance operating costs over the next twelve months with related party loans when necessary. While we believe that we will be successful in obtaining the necessary financing and generating revenue to fund our operations, meet regulatory requirements and achieve commercial goals, there are no assurances that such additional funding will be achieved and that we will succeed in our future operations. The financial statements of the Company do not include any adjustments that may result from the outcome of these uncertainties.

NOTE 4 – RELATED PARTY TRANSACTIONS

During the period ended September 30, 2018, Christopher Headrick, CEO purchased 1,000 shares of common stock for $100. Mr. Headrick also advanced the Company $204 to pay for the Company’s incorporation. The advance is unsecured, non-interest bearing and due on demand.

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NOTE 5 – SUBSEQUENT EVENTS

Management has evaluated subsequent events pursuant to the requirements of ASC Topic 855, from the balance sheet date through the date the financial statements were available to be issued and has determined that there are no material subsequent events that require disclosure in the financial statements.

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